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                                                                      EXHIBIT 99

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE


WORLDHEART CORPORATION,  a                      )
Canadian corporation; OTTAWA HEART              )
INSTITUTE RESEARCH CORPORATION,                 )
a Canadian not-for-profit corporation           )
                                                )
            Plaintiffs,                         )
                                                )       C.A. No. 98-41 (RRM)
                                                )
            v.                                  )
                                                )
ABIOMED, INC., a Delaware corporation           )
                                                )
                       Defendant                )



        STIPULATION OF DISMISSAL PURSUANT TO FRCP 41(a)(1)(ii) OF FOURTH CAUSE OF ACTION (PATENT INFRINGEMENT OF U.S. PATENT NO. 5,350,413)


     Pursuant to FRCP 41 (a)(1)(ii) plaintiffs dismiss "Fourth Cause of Action (Patent Infringement of U.S. Patent No. 5,350,413)" with prejudice.



                                          /s/Arthur G. Connolly, Jr.
                                          -------------------------------------
                                          Arthur G. Connolly, Jr.
                                          CONNOLLY BOVE LODGE & HUTZ LLP
                                          1220 Market Street
                                          P.O. Box 2207
                                          Wilmington, DE 19899
                                          ATTORNEYS FOR PLAINTIFFS

Consented to:


/S/FREDERICK L. COTTRELL, III
--------------------------------
Frederick L. Cottrell, III
RICHARDS, LAYTON & FINGER
One Rodney Square
P.O. Box 551
Wilmington, DE  19899
ATTORNEYS FOR DEFENDANT


                                          FILED Nov 22  12:53 PM '99
                                          Clerk, U.S. District Court
                                          District of Delaware


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